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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                       ____________________________


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

      Date of Report (date of earliest event reported) February 10,
                                  2000

                     Commission file number 0-12611

                            AULT INCORPORATED
          (Exact name of registrant as specified in its charter)

          Minnesota                                    41-0842932
     (State or other jurisdiction
     (I.R.S. Employer
     of incorporation or organization)
     Identification No.)

                          7105 Northland Terrace
                      Minneapolis, Minnesota  55428
                 (Address of principal executive offices)

    Registrant's telephone number, including area code (612) 592-1900
                       ____________________________

                             Not Applicable
      (Former name or former address, if changed since last report)

                       ____________________________

Items 1, 2, 3, 5, 6 and 8 are not applicable and are therefore omitted.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 10, 2000, Ault, Inc. terminated the services of McGladrey & Pullen, LLP as their principal accountant and engaged Deloitte & Touche, LLP as their principal accountant to audit their financial statements for the fiscal year ending May 28, 2000. The decision to change accountants was approved by the Boards of Directors and audit committee of Ault, Inc.

In connection with the audits of the fiscal years ended May 30, 1999 and May 31, 1998, and in the subsequent interim period through the date of dismissal, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

McGladrey & Pullen, LLP's report on the consolidated financial statements as of and for the years ended May 30, 1999 and May 31, 1998, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16. McGladrey & Pullen, LLP letter regarding Change In Certifying Accountant.


                               SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



AULT INCORPORATED
(REGISTRANT)



DATED:   February 10, 2000

                                   By:
                                        Frederick M. Green, President
                                        President and Chief Executive
Officer



                                   By:
                                        Donald L. Henry
                                        Vice President and Chief
Financial Officer